Exhibit 19(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT

The undersigned officers of Japan Smaller Capitalization Fund, Inc. (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant on behalf of Japan Smaller Capitalization Fund, Inc. for the annual period ended February 28, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 7, 2025	/s/ Yusuke Andoh
Yusuke Andoh Principal Executive Officer

Date: May 7, 2025	/s/ Thomas Perugini
Thomas Perugini Principal Financial Officer